UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

ROSEHILL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300
Houston, Texas, 77084

(Address of principal executive offices, including zip code)

(281) 675-3400

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Information.

As previously announced, including in the Form 8-K filed by Rosehill Resources Inc. (the “Company” on May 3, 2017, as amended to date, on April 27, 2017, the Company consummated a business combination (the “Business Combination”) pursuant to that certain Business Combination Agreement (the “Combination Agreement”) dated as of December 20, 2016 by and between KLR Energy Acquisition Corp. and Tema Oil and Gas Company (“Tema”). In connection with the consummation of the Business Combination, the Company changed its name from KLR Energy Acquisition Corp. to Rosehill Resources Inc.

This Current Report on Form 8-K includes the unaudited condensed financial statements of the assets and liabilities that were contributed to Rosehill Operating Company LLC by Tema in connection with the Business Combination as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016, together with the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations, all of which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited condensed financial statements of the assets and liabilities that were contributed to Rosehill Operating Company LLC by Tema Oil and Gas Company as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016, together with the notes thereto, and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2017 compared to the three months ended March 31, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date: May 15, 2017	By:	/s/ J. A. Townsend
Name: J. A. Townsend
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited condensed financial statements of the assets and liabilities that were contributed to Rosehill Operating Company LLC by Tema Oil and Gas Company as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016, together with the notes thereto, and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2017 compared to the three months ended March 31, 2016.

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